Exhibit 24.1

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute Marshall T. Chiaraluce, David C. Benoit and Michele G. DiAcri, and each of them singly, as his or her true and lawful agent and attorney-in-fact to execute in his or her name, place and stead this Registration Statement on Form S-3 of Connecticut Water Service, Inc. respecting 800,000 shares of common stock issued or issuable in connection with the Dividend Reinvestment and Common Stock Purchase Plan, respectively, and any and all amendments thereto and to file such Form S-3 and any such amendment thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

           IN WITNESS WHEREOF, the undersigned have executed this instrument this 14th day of November, 2001.

    By: /s/ Marcia L. Hincks                   By: /s/ Mary Ann Hanley
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        Marcia L. Hincks, Director                 Mary Ann Hanley, Director


    By: /s/ Robert F. Neal                     By: /s/ Lisa Thibdaue
        --------------------------                 --------------------------
        Robert F. Neal, Director                   Lisa Thibdaue, Director

    By: /s/ Arthur C. Reeds                    By: /s/ Donald B. Wilbur
        --------------------------                 --------------------------
        Arthur C. Reeds, Director                  Donald B. Wilbur, Director

    By: /s/ David A. Lentini                   By: /s/ Ronald D. Lengyel
        --------------------------                 --------------------------
        David A. Lentini, Director                 Ronald D. Lengyel, Director

    By: /s/ Harold S. Bigler                   By: /s/ Roger Engle
        --------------------------                 --------------------------
        Harold S. Bigler, Jr., Director            Roger Engle, Director